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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

We consent to the reference to our firm under the caption "Experts" in this Registration Statement on Form S-4 and the related Prospectus/Proxy Statement and to the inclusion therein of our report, dated January 30, 1998, with respect to the consolidated financial statements of Pioneer Bancshares, Inc. for the year ended December 31, 1997.

                                         /s/ JOSEPH DECOSIMO AND COMPANY, LLP
                                         ---------------------------------------
                                             JOSEPH DECOSIMO AND COMPANY, LLP

Chattanooga, Tennessee
October 27, 1998